UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 17, 2021

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	WRE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

At-the-Market Program

On February 17, 2021, Washington Real Estate Investment Trust (“Washington REIT”), entered into separate amendments (the “Amendments”) to each of its existing equity distribution agreements with each of Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc. and Truist Securities, Inc. (f/k/a SunTrust Robinson Humphrey, Inc.) (the “Existing Sales Agents”), each dated May 4, 2018 (collectively, as amended, the “Amended Equity Distribution Agreements”). Also on February 17, 2021, Washington REIT entered into a separate equity distribution agreement with BTIG, LLC (collectively, with each other Existing Sales Agents, the “Sales Agents”) on the same terms as the Amended Equity Distribution Agreement (the “BTIG Equity Distribution Agreement,” together with the Amended Equity Distribution Agreements, the “Equity Distribution Agreements”). Pursuant to the Equity Distribution Agreements, Washington REIT may sell, from time to time, up to an aggregate price of $550,000,000 of its common shares of beneficial interest, $0.01 par value per share (the “Common Shares”).

The Common Shares sold in the offering will be issued pursuant to a prospectus dated February 16, 2021, and a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2021, in connection with one or more offerings of shares under Washington REIT’s shelf registration statement on Form S-3 (Registration No. 333-253164) filed with the SEC on February 16, 2021.

Sales of the Common Shares made pursuant to the Equity Distribution Agreements, if any, may be sold by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), including without limitation directly on the New York Stock Exchange, or any other existing trading market for the Common Shares or through a market maker, or, if agreed by Washington REIT and the Sales Agents, by any other method permitted by law, including but not limited to in privately negotiated transactions. Washington REIT intends to use the net proceeds from these sales, if any, for general business purposes, including, without limitation, working capital, the acquisition, renovation, expansion, improvement, development or redevelopment of income-producing properties or the repayment of debt.

Washington REIT made certain customary representations, warranties and covenants concerning Washington REIT and the Common Shares in each Equity Distribution Agreement, and also agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act. Copies of the Amendments are filed as exhibits 1.1, 1.2, 1.3, 1.4, 1,5, 1.6, 1.7, and 1.8 to this Current Report on Form 8-K. A copy of the BTIG Equity Distribution Agreement is filed as exhibit 1.9 to this Current Report on Form 8-K. The foregoing descriptions of the material terms of the Amendments, the BTIG Equity Distribution Agreement and the transactions thereby do not purport to be complete and are qualified in their entirety by reference to such exhibits, which are incorporated herein by reference.

From time to time, Washington REIT has had customary commercial and/or investment banking relationships with each Sales Agent and/or certain of their affiliates.

On February 17, 2021, Hogan Lovells US LLP delivered its legality opinion with respect to the Common Shares to be issued pursuant to the Equity Distribution Agreements. A copy of the legality opinion is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Dividend Reinvestment and Share Purchase Plan

On February 18, 2021, Washington REIT also filed with the SEC a prospectus supplement dated February 18, 2021 related to Washington REIT’s Direct Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan is designed to provide Washington REIT’s existing shareholders and interested new investors with a method of purchasing Washington REIT’s Common Shares and investing all or a percentage of their cash dividends in additional Common Shares.

In connection with the filing of the prospectus supplement, Hogan Lovells US LLP delivered its legality opinion with respect to the common shares to be issued pursuant to the Plan. A copy of the legality opinion is attached hereto as Exhibit 5.2.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

1.1	Amendment to Equity Distribution Agreement, dated February 17, 2021, by and between Washington REIT and Wells Fargo Securities, LLC
1.2	Amendment to Equity Distribution Agreement, dated February 17, 2021, by and between Washington REIT and BNY Mellon Capital Markets, LLC
1.3	Amendment to Equity Distribution Agreement, dated February 17, 2021, by and between Washington REIT and Capital One Securities, Inc.
1.4	Amendment to Equity Distribution Agreement, dated February 172021, by and between Washington REIT and Citigroup Global Markets Inc.
1.5	Amendment to Equity Distribution Agreement, dated February 17, 2021, by and between Washington REIT and Goldman Sachs & Co. LLC
1.6	Amendment to Equity Distribution Agreement, dated February 17, 2021, by and between Washington REIT and J.P. Morgan Securities LLC
1.7	Amendment to Equity Distribution Agreement, dated February 17, 2021, by and between Washington REIT and KeyBanc Capital Markets Inc.
1.8	Amendment to Equity Distribution Agreement, dated February 17, 2021, by and between Washington REIT and Truist Securities, Inc. (f/k/a SunTrust Robinson Humphrey, Inc.)
1.9	Equity Distribution Agreement, dated February 17, 2021, by and between Washington REIT and BTIG, LLC
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the common shares registered
5.2	Opinion of Hogan Lovells US LLP regarding the legality of the common shares registered
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)
23.2	Consent of Hogan Lovells US LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Taryn D. Fielder
(Signature)

Taryn D. Fielder
Senior Vice President, General Counsel and Corporate Secretary

February 18, 2021
(Date)